UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
May 6, 2013

HF FINANCIAL CORP.
(Exact name of registrant as specified in its charter)

Delaware	0-19972	46-0418532
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

225 South Main Avenue, Sioux Falls, SD	57104
(Address of principal executive offices)	(ZIP Code)

(605) 333-7556
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:
[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01    Regulation FD Disclosure.

On May 6, 2013 HF Financial Corp., a Delaware corporation (the “Company”), announced that members of its executive management team will be presenting at the D.A. Davidson & Co. 15th Annual Financial Services Conference at the Bell Harbor Conference Center in Seattle, Washington on Wednesday, May 8, 2013 at approximately 1:05 p.m. PT (3:05 p.m. CT).

ITEM 9.01    Financial Statements and Exhibits.

(a)	Financial Statements.

Not applicable.

(b)	Pro forma Financial Information.

Not applicable.

(d)	Exhibits.

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HF Financial Corp.
(Registrant)

Date: May 6, 2013        by    /s/ Stephen M. Bianchi
Stephen M. Bianchi, President and
Chief Executive Officer
(Duly Authorized Officer)

Date: May 6, 2013        by    /s/ Brent R. Olthoff
Brent R. Olthoff, Senior Vice President, Chief Financial Officer and Treasurer
(Principal Financial Officer)